Exhibit 99.1


                                                         May 9, 2006



FOR IMMEDIATE RELEASE

Contact:  Laura Ulbrandt  (212) 460-1900



                          LEUCADIA NATIONAL CORPORATION
                      ANNOUNCES FIRST QUARTER 2006 RESULTS



Leucadia National Corporation (LUK - NYSE) today announced its operating results for the three month period ended March 31, 2006. Net income was $80,693,000 or $.72 per diluted common share for the three month period ended March 31, 2006 compared to net income of $2,613,000 or $.02 per diluted common share for the three month period ended March 31, 2005. Net income for 2005 included $9,308,000 of income from discontinued operations or $.08 per diluted common share.

For more information on the Company's results of operations for the first quarter of 2006, please see the Company's Form 10-Q for the three months ended March 31, 2006, which was filed with the Securities and Exchange Commission today.

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           SUMMARY FOR LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
                (In thousands, except earnings per share amounts)
                                   (Unaudited)

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                                                                                     For the Three Month
                                                                                   Period Ended March 31,
                                                                                 ---------------------------
                                                                                   2006              2005
                                                                                 ---------         ---------


Revenues and other income                                                        $ 386,496         $ 121,295
                                                                                 =========         =========

Net securities gains                                                             $  38,714         $      77
                                                                                 =========         =========
Income (loss) from continuing operations before income taxes
   and equity in income of associated companies                                  $ 109,942         $ (17,219)

Income taxes                                                                        42,515               624
                                                                                 ---------         ---------

Income (loss) from continuing operations before equity in
   income of associated companies                                                   67,427           (17,843)

Equity in income of associated companies, net of taxes                              13,729            11,148
                                                                                 ---------         ---------

Income (loss) from continuing operations                                            81,156            (6,695)

Income (loss) from discontinued operations, including
   loss on disposal, net of taxes                                                     (463)            9,308
                                                                                 ---------         ---------

   Net income                                                                    $  80,693         $   2,613
                                                                                 =========         =========


Basic earnings (loss) per common share:
Income (loss) from continuing operations                                           $   .75           $  (.06)
Income (loss) from discontinued operations, including
   loss on disposal, net of taxes                                                     --                 .08
                                                                                   -------           -------
   Net income                                                                      $   .75           $   .02
                                                                                   =======           =======

Number of shares in calculation                                                    108,056           107,609
                                                                                   =======           =======

Diluted earnings (loss) per common share:
Income (loss) from continuing operations                                           $   .72           $  (.06)
Income (loss) from discontinued operations, including
   loss on disposal, net of taxes                                                     --                 .08
                                                                                   -------           -------
   Net income                                                                      $   .72           $   .02
                                                                                   =======           =======

Number of shares in calculation                                                    115,883           107,609
                                                                                   =======           =======



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